Exhibit 10.80

THIRD AMENDMENT TO REAL ESTATE PURCHASE AND SALE AGREEMENT
CITYVIEW PROPERTY, CLARK COUNTY, NEVADA

THIS THIRD AMENDMENT TO REAL ESTATE PURCHASE AND SALE AGREEMENT (this “Amendment”) is made and entered into as of December 5, 2018 (the “Amendment Date”), by and among Tharaldson Ethanol Plant I, LLC, a Nevada limited liability company (“TEP”), TM II South Tech, LLC, a Nevada limited liability company (“TMII”), C.Y. & R.I. Heritage Inn of Palmdale, Inc., a Nevada corporation (“Heritage Inn Palmdale”), C.Y. Heritage Inn of Dayton, Inc., a Nevada corporation (“Heritage Inn Dayton”), and 4424 Polaris Avenue, LLC, a Nevada limited liability company (“4424 Polaris” and, together with TEP, TMII, Heritage Inn Palmdale and Heritage Inn Dayton, the “Seller”) and Virgin Trains USA LLC f/k/a Brightline Holdings, LLC, a Delaware limited liability company (“Purchaser”).

RECITALS

A. Seller and Purchaser have previously entered into that certain Real Estate Purchase and Sale Agreement, dated September 17, 2018, as amended by that certain Amendment to Real Estate Purchase and Sale Agreement, dated as of October 31, 2018, and as further amended by that certain Second Amendment to Real Estate Purchase and Sale Agreement, dated as of November 30, 2018, with respect to certain real property bearing Clark County Assessor Parcel Numbers 162-20-112-002, 162-20-112-003, 162-20-214-004, 162-20-214-003, 162-20-214-005, 162-20-214-001, 162-20-214-002 and 162-20-112-001 as described more fully therein (as amended, the “Agreement”).

B. The parties hereto now desire to amend the Agreement as set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Recitals. The foregoing recitals are true and correct and are incorporated herein by this reference as though set forth in full.

2. Capitalized Terms. All capitalized terms used herein shall have the meanings ascribed to them in the Agreement, unless otherwise defined herein.

3. Amendment. Seller and Purchaser hereby amend the Agreement as follows:

(a) Section 3.5(j) of the Agreement shall be amended by restating that Section in its entirety as follows:

“(j) Seller shall use commercially reasonable efforts to obtain the Landlord Consent and Estoppel confirming the terms set forth in the Ground Lease and that Seller is not in default thereunder, in substantially the form of Exhibit 11 attached hereto (the “Landlord Consent”), duly executed by Lessor, and dated no earlier than thirty (30) days prior to the Closing Date. Seller’s obligations under this Section 3.5(j) are not conditions to Closing. In the event Seller is unsuccessful in obtaining the Landlord Consent prior to Closing Seller shall continue its commercially reasonable efforts to obtain the Landlord Consent post-Closing.”

(b) Section 3.5 of the Agreement shall be amended to add the following subsection:

“(m) A vacation of easement executed by the applicable Seller of that certain right-of-way easement to construct and operate a railroad spur as granted by that certain Grant, Bargain Sale Deed disclosed by Exception 51 to the Commitment in form and substance reasonably acceptable to Purchaser and acceptable to the Title Company for purposes of removing Exception No. 51 from the Commitment.”

(c) Exhibit 11 to the Agreement shall be modified to include certification from Lessor, in form and substance reasonably acceptable to Purchaser, that (i) it has paid and shall continue to pay when due and payable any and all principal recapture taxes assessed against the Leased Land; and (ii) any leases, contracts or other agreements with third parties which are senior in priority to Seller’s interest in the Leased Land are valid and binding obligations solely of Lessor, no obligations thereunder shall be assumed by Seller and/or Purchaser, and Lessor is not in default thereunder.

(d) The Agreement shall be amended to add a new Section 5.6 of as follows:

“(a) Seller shall use commercially reasonable efforts to cause that certain Declaration of Covenants Conditions and Restrictions disclosed by Exception Nos. 86 and 96 to the Commitment to be terminated by the owners thereunder and evidence of the same recorded in Office of the County Recorder of Clark County, Nevada. Seller’s obligations under this Section 5.6(a) are not a condition to Closing. If Seller is unsuccessful in obtaining the termination prior to Closing it shall continue to cooperate with Purchaser to obtain post-Closing;”

“(b) Seller shall use commercially reasonable efforts to obtain a vacation easement executed by the successor(s) in interest to Paul Ferguson and Katherine Ferguson of the easement for railroad spur lines reserved to Paul Ferguson and Katherine Ferguson, as husband and wife, pursuant to that certain Grant, Bargain and Sale Deed disclosed by Exception No. 49 to the Commitment in form and substance reasonably acceptable to Purchaser and acceptable to the Title Company for purposes of removing Exception No. 49 from the Commitment. Seller’s obligations under this Section 5.6(b) are not a condition to Closing. If Seller is unsuccessful in obtaining the vacation easement prior to Closing it shall continue to cooperate with Purchaser to obtain post-Closing.”

(e) Section 6.1 of the Agreement shall be amended to delete the first two sentences thereof and replace them with the following:

“6.1 General. At any time during the term of this Agreement, but only after forty-eight (48) hours’ prior notice to Seller (which may be given via e-mail), Purchaser, or its agents may enter upon the Property at reasonable times to perform inspections and tests deemed necessary by Purchaser, in its sole discretion. Purchaser shall be permitted to complete subsurface testing as recommended by that certain Phase I Environmental Site Assessment, dated as of November 15, 2018, prepared by Terracon Consultants, Inc. (“Terracon”), bearing project no. 64187125, with borings located in such locations as determined by Terracon in its reasonable discretion and provided to Seller no less than forty-eight (48) hours’ prior to such testing (which notice may be given via e-mail).”

4. Conflict. This Amendment is and shall be construed as a part of the Agreement. In case of any inconsistency between this Amendment and the Agreement, the provisions containing such inconsistency shall first be reconciled with one another to the maximum extent possible, and then to the extent of any remaining inconsistency, the terms of this Amendment shall be controlling.

5. Force and Effect. Except as set forth in this Amendment, the terms and conditions of the Agreement shall remain unchanged and in full force and effect.

6. Counterparts; Facsimile or Electronic Signature; Authority. The parties hereto agree that this Amendment may be executed in multiple counterparts which, when signed by all parties, shall constitute a binding agreement. The parties further agree that this Amendment may be executed and delivered by facsimile or electronic signature, and that any facsimile or electronic signature shall be binding upon the party providing such signature as if it were the party’s original signature.

[Signatures appear on next page]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Date.

PURCHASER:

VIRGIN TRAINS USA LLC f/k/a BRIGHTLINE HOLDINGS, LLC.,
a Delaware limited liability company

By:	/s/ Kolleen Cobb
Name:	Kolleen Cobb
Title:	Vice President

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SELLER:

THARALDSON ETHANOL PLANT I, LLC,
a Nevada limited liability company

By:	/s/ Gary Tharaldson
Name:	Gary Tharaldson
Its:	Manager

TMII SOUTH TECH, LLC,
a Nevada limited liability company

By:	/s/ Gary Tharaldson
Name:	Gary Tharaldson
Its:	Manager

C.Y. HERITAGE INN OF DAYTON, INC.,
a Nevada corporation

By:	/s/ Gary Tharaldson
Name:	Gary Tharaldson
Its:	President

4424 POLARIS AVENUE, LLC
a Nevada limited liability company

By:	/s/ Gary Tharaldson
Name:	Gary Tharaldson
Its:	Manager

C.Y. & R.I. HERITAGE INN OF PALMDALE, INC.
a Nevada corporation

By:	/s/ Gary Tharaldson
Name:	Gary Tharaldson
Its:	President

Consent to Amendment

Western Alliance Bank, an Arizona corporation, as lender to Seller, hereby consents to this Amendment.

WESTERN ALLIANCE BANK,
an Arizona corporation

By:
Name:
Its: